UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 23, 2014

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20thAvenue SE, Suite 142 Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (425) 424-3324

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2014, Neah Power Systems, Inc. (the “Company”) received notice of acceptance of its March 6, 2014 filing of Amendment to Certificate of Designation with the Nevada Secretary of State.  The amendment states the total number of authorized shares of  the Company’s Series B Preferred Stock to be 2,000,000 shares, par value $0.001 per share.  A copy of the Amendment to Certificate of Designation is included as an exhibit to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amendment to Certificate of Designation of Series B Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Acting Principal Financial Officer

Date:  March 26, 2014